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                                                                    EXHIBIT 10.1


                           AMENDMENT AND WAIVER NO. 1

         THIS AMENDMENT AND WAIVER NO. 1, dated as of July 31, 1997 (this "Amendment"), to the Second Amended and Restated Credit Agreement, dated as of December 13, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among LEVIATHAN GAS PIPELINE PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the banks and other financial institutions (the "Lenders") parties hereto, THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent (in such capacity the "Administrative Agent") for the Lenders and ING (U.S.) CAPITAL CORPORATION, a Delaware corporation, as co-arranger for the Lenders (the "Co-Arranger").

                              W I T N E S S E T H:

         WHEREAS, the Borrower has requested the Administrative Agent, the Co-Arranger and the Lenders to amend the Net Worth covenant and the Ratio of Debt to Capitalization on the Credit Agreement and to agree to waive certain prior defaults as set forth in this amendment;

         WHEREAS, the Administrative Agent, the Co-Arranger and the Lenders are willing to agree to such amendment, but only on the terms and subject to the conditions set forth in this Amendment;

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent, the Co-Arranger and the undersigned Lenders hereby agree as follows:

         1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined.

         2. Amendments. Subject to the satisfaction of the provisions specified in Sections 4 and 5 below, the Credit Agreement shall be amended on the Effective Date (as defined below) as follows:

                  (i) Subsection 8.1(a). shall be deleted in its entirety, and replaced with the following:

                           (a) Tangible Net Worth. Permit Consolidated Tangible Net Worth at any time (the "date of determination") to be less than an amount equal to the sum of (i) $125,000,000 plus (ii) an amount equal to 75% of Net Equity Proceeds during the period from March 1, 1996 to the date of determination.

                  (ii) Subsection 8.1(b) shall be deleted in its entirety and replaced with the following:


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                           (b) Ratio of Debt to Capitalization. Permit the
                           ratio of (i) Consolidated Total Indebtedness of the Borrower at any time to (ii) Consolidated Total Capitalization at such time, expressed as a percentage, to exceed 70%.

         3. Waivers. Each of the Administrative Agent, the Co-Arranger and the Lenders hereby waives any Default or Event of Default under subsection 8.1(a) or 8.1(b) of the Credit Agreement in effect prior to the execution of this Amendment to the extent such Default or Event of Default would not have been an Event of Default or Default if the Amendment had been effective as of the date of the Default or Event of Default.

         4. Effectiveness. This Amendment shall become effective on the date (the "Effective Date") the following conditions precedent are first satisfied:

                  (a) The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that this Amendment has been executed and delivered by the Borrower, the Co-Arranger, the Required Lenders and each of the Subsidiary Guarantors.

                  (b) The Administrative Agent shall have received, a certificate of the Borrower, dated the Effective Date, as to the incumbency and signature of the officers of the Borrower executing this Amendment, satisfactory in form and substance to the Administrative Agent, executed by the Chief Executive Officer, Chief Operating Officer, Chief Financial Officer, president, Treasurer or any Vice President and the Secretary or any Assistant Secretary of the Borrower.

                  (c) This Amendment, shall not contravene, violate or conflict with, nor involve any Lender in any violation of, any Contractual Obligation or Requirement of Law.

                  (d) The Borrower shall pay to each of the Lenders signing this Amendment on or before July 31, 1997 a work fee in the amount of $5,000 per Lender.

         5. Representations and Warranties. To induce the Administrative Agent, the Co-Arranger and the Required Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Required Lenders that, after giving effect to the amendments and waivers provided for herein, (i) this Amendment constitutes the legal, valid and binding obligations of each of the Loan Parties hereto, (ii) the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof (unless such representations or warranties are stated to refer to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (iii) no Default or Event of Default will have occurred and be continuing.

         6. No Other Waivers or Amendments. Except as expressly waived or amended hereby, the Credit Agreement, the Notes and the other Loan Documents shall remain in full force

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and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

         7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         9. Payment of Expenses. The Borrower agrees to pay and reimburse the Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees and disbursements of legal counsel to the Agent.



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by its proper and duly authorized officer as of the day and year first above written.

                                  LEVIATHAN GAS PIPELINE PARTNERS, L.P.


                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:

                                  THE CHASE MANHATTAN BANK, as Administrative
                                  Agent and as a Lender


                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:

                                  ING (U.S.) CAPITAL CORPORATION, as Co-Arranger and as a Lender


                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:

                                  DEN NORSKE BANK AS


                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:


                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:



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



                                  WELLS FARGO BANK TEXAS, N.A.


                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:

                                  MEESPIERSON N.V.


                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:


                                  BANK OF SCOTLAND

                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:


                                  BANQUE PARIBAS

                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:

                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:


                                  CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:


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                                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA

                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:

                                  ARAB BANKING CORPORARTION (B.S.C.)

                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:

                                  CREDIT AGRICOLE


                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:


                                  PNC BANK, NATIONAL ASSOCIATION

                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:


                                  THE BANK OF NOVA SCOTIA

                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:


                                  HIBERNIA NATIONAL BANK

                                  By:
                                      ------------------------------------------
                                           Name:
                                           Title:



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         The undersigned guarantors hereby consent and agree to the foregoing
Amendment:

DELOS OFFSHORE COMPANY, L.L.C.

By:
    ------------------------------------
         Title:

EWING BANK GATHERING COMPANY, L.L.C.

By:
    ------------------------------------
         Title:

FLEXTREND DEVELOPMENT COMPANY, L.L.C.

By:
    ------------------------------------
         Title:

GREEN CANYON PIPE LINE COMPANY, L.L.C.

By:
    ------------------------------------
         Title:

LEVIATHAN OIL TRANSPORT SYSTEMS, L.L.C.

By:
    ------------------------------------
         Title:

MANTA RAY GATHERING COMPANY, L.L.C.

By:
    ------------------------------------
         Title:

POSEIDON PIPELINE COMPANY, L.L.C.

By:
    ------------------------------------
         Title:




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STINGRAY HOLDING, L.L.C.


By:
    -------------------------------------
         Name:
         Title:

TARPON TRANSMISSION COMPANY

By:
    -------------------------------------
         Title:

TRANSCO HYDROCARBONS COMPANY, L.L.C.

By:
    -------------------------------------
         Title:

TEXAM OFFSHORE GAS TRANSMISSION, L.L.C

By:
    -------------------------------------
         Title:

TRANSCO OFFSHORE PIPELINE COMPANY, L.L.C.

By:
    -------------------------------------
         Title:

VK DEEPWATER GATHERING COMPANY, L.L.C.

By:
    -------------------------------------
         Title:

VK-MAIN PASS GATHERING COMPANY, L.L.C.

By:
    -------------------------------------
         Title:

SAILFISH PIPELINE COMPANY, L.L.C.

By:
    -------------------------------------
         Title:



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